UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): May 28, 2009

IGI LABORATORIES, INC.
(Exact name of registrant as specified in charter)

DELAWARE	001-08568	01-0355758
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

105 Lincoln Avenue
Buena, New Jersey 08310
(Address of principal executive offices)(Zip Code)

(856) 697-1441
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As previously reported in the Company’s Current Report on Form 8-K filed May 19, 2009, on March 13, 2009, IGI Laboratories, Inc., a Delaware corporation (the “Company”) completed a private placement of Series B-1 Convertible Preferred Stock (the “Series B-1 Preferred Stock”), secured convertible promissory notes (the “Notes”) and warrants to purchase shares of Series B-2 Preferred Stock (the “Warrants” and together with the Series B-1 Preferred Stock and the Notes, the “Securities”) to certain investment funds affiliated with Signet Healthcare Partners, G.P. (the “Investors”), for an aggregate purchase price of $6,000,000 (the “Offering”). On May 15, 2009, at the 2009 Annual Meeting of Stockholders of the Company (the “2009 Annual Meeting”), the stockholders of the Company approved the Offering. As a result of the approval of the Offering, the outstanding $4,782,600 in principal amount of Notes, together with accrued and unpaid interest, were converted to an aggregate of 803.979 shares of Series B-1 Preferred Stock and the Warrants to purchase an aggregate of 797.1 shares of non-voting Series B-2 Preferred Stock were terminated.

At the 2009 Annual Meeting, the stockholders also approved the issuance of 1,219,512 shares of the Company’s common stock upon the conversion of the principal amount of the $500,000 secured line of credit agreement with Pinnacle Mountain Partners, LLC, a company owned by Dr. Edward and Jane Hager, significant stockholders of the Company, and in the case of Mrs. Hager, a director of the Company, at a conversion rate of $0.41 per share.

Furnished as Exhibit 99.1, at the request of the NYSE AMEX Exchange, as part of its evaluation of the Company’s efforts to regain compliance with its listing standards are the unaudited and unreviewed proforma consolidated income statement for the three month period ended March 31, 2009 (“Income Statement”) and the unaudited and unreviewed proforma consolidated balance sheet (“Balance Sheet”) of the Company as of March 31, 2009. The pro forma financial statements give effect to the aforementioned security conversions resulting from the approvals received at the 2009 Annual Meeting. The Income Statement and Balance Sheet are in summary form, contain no notes and therefore, investors should not rely on the attached financial statements when making investment decisions.

As of the date of the filing of this Current Report on Form 8-K, the consolidated stockholders’ equity of the Company exceeds $6 million.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Pro Forma Financial Statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGI LABORATORIES, INC.

Date: May 28, 2009	By:/s/ Justine Kostka
Name: Justine Kostka Title: Acting Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Pro Forma Financial Statements